Security Information








Security Purchased


Cusip
828807BT3


Issuer
SIMON PROPERTY GROUP LP


Underwriters
BoA, DBSI, Merrill Lynch, Calyon, Greenwich
Capital Markets, Lasalle Bank, Suntrust
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
SPG 6.1% 5/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/9/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
 $                                                           99.95


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB+


Current yield
6.10%


Benchmark vs Spread (basis points)
98 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
1,000,000
 $                   999,520
0.25%



DWS Balanced VIP
Chicago
333,000
 $                   332,840
0.08%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
333,000
 $                   332,840
0.08%



Total

1,666,000
 $
1,665,200
0.42%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
281023AP6


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, CSFB, Goldman Sachs, JP Morgan,
Merrill Lynch, DBSI, Lehman Brothers, RBS
Greenwich Capital, UBS, Wedbush Morgan
Securities


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7.75% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/19/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
B1/B+


Current yield
7.75%


Benchmark vs Spread (basis points)
272 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
165,000
 $                   165,000
0.03%



DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%



DWS High Income Fund
Chicago
2,255,000
 $
2,255,000
0.45%



DWS High Income Trust
Chicago
260,000
 $                   260,000
0.05%



DWS High Income VIP
Chicago
400,000
 $                   400,000
0.08%



DWS Multi Market Income Trust
Chicago
130,000
 $                   130,000
0.03%



DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.02%



DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%



DWS Strategic Income VIP
Chicago
30,000
 $                     30,000
0.01%



New York Funds







DWS Bond VIP
New York
88,000
 $                     88,000
0.02%



DWS Core Plus Income Fund
New York
352,000
 $                   352,000
0.07%



DWS High Income Plus Fund
New York
405,000
 $                   405,000
0.08%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

4,295,000
 $
4,295,000
0.86%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
233046AA9


Issuer
DB MASTER FINANCE LLC


Underwriters
Lehman Brothers, JP Morgan, Citigroup,
DBSI, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
DUNKN 2006-1 A2 5.779% 6/20/2031


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/26/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.17%


Rating
Aaa/AAA


Current yield
5.78%


Benchmark vs Spread (basis points)
42 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
3,797,000
 $
3,797,000
0.25%



DWS Balanced VIP
Chicago
1,280,000
 $
1,280,000
0.09%



Total

5,077,000
 $
5,077,000
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
421924BD2


Issuer
HEALTHSOUTH CORP


Underwriters
Citigroup, JP Morgan, Merrill Lynch, DBSI,
Goldman Sachs, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HLSH 10.75% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/9/2006


Total amount of offering sold to QIBs
625,000,000


Total amount of any concurrent public offering
0


Total
625,000,000


Public offering price
 $                                                           98.51


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
B3/CCC+


Current yield
10.91%


Benchmark vs Spread (basis points)
602 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
560,000
 $                   551,628
0.09%



DWS Balanced VIP
Chicago
190,000
 $                   187,160
0.03%



DWS High Income Fund
Chicago
7,395,000
 $
7,284,445
1.18%



DWS High Income Trust
Chicago
850,000
 $                   837,293
0.14%



DWS High Income VIP
Chicago
1,225,000
 $
1,206,686
0.20%



DWS Multi Market Income Trust
Chicago
430,000
 $                   423,572
0.07%



DWS Strategic Income Fund
Chicago
395,000
 $                   389,095
0.06%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,505
0.02%



DWS Strategic Income VIP
Chicago
115,000
 $                   113,281
0.02%



New York Funds







DWS High Income Plus Fund
New York
1,350,000
 $
1,329,818
0.22%



Total

12,610,000
 $
12,421,481
2.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
421924BA8


Issuer
HEALTHSOUTH CORP


Underwriters
Citigroup, JP Morgan, Merrill Lynch, DBSI,
Goldman Sachs, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HLSH FRN 6/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/9/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
B3/CCC+


Current yield
11.42%


Benchmark vs Spread (basis points)
600 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.30%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%



DWS High Income VIP
Chicago
190,000
 $                   190,000
0.05%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.02%



DWS Strategic Income Fund
Chicago
60,000
 $                     60,000
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
205,000
 $                   205,000
0.05%



Total

1,935,000
 $
1,935,000
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
45820EAV4


Issuer
INTELSAT BERMUDA


Underwriters
Citigroup, CSFB, DBSI, Lehman Brothers,
Merrill Lynch, Bear Stearns, BNP Paribas,
Goldman Sachs, JP Morgan, RBS Greenwich
Capital


Years of continuous operation, including predecessors
> 3 years


Security
INTEL 11.25% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2006


Total amount of offering sold to QIBs
1,330,000,000


Total amount of any concurrent public offering
0


Total
1,330,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Caa1/B


Current yield
11.25%


Benchmark vs Spread (basis points)
612 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
505,000
 $                   505,000
0.04%



DWS Balanced VIP
Chicago
170,000
 $                   170,000
0.01%



DWS High Income Fund
Chicago
6,755,000
 $
6,755,000
0.51%



DWS High Income Trust
Chicago
775,000
 $                   775,000
0.06%



DWS High Income VIP
Chicago
1,105,000
 $
1,105,000
0.08%



DWS Multi Market Income Trust
Chicago
395,000
 $                   395,000
0.03%



DWS Strategic Income Fund
Chicago
355,000
 $                   355,000
0.03%



DWS Strategic Income Trust
Chicago
95,000
 $                     95,000
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%



New York Funds







DWS Bond VIP
New York
15,000
 $                     15,000
0.00%



DWS Core Plus Income Fund
New York
45,000
 $                     45,000
0.00%



DWS High Income Plus Fund
New York
1,245,000
 $
1,245,000
0.09%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

11,645,000
 $
11,645,000
0.88%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
697933AT6


Issuer
PANAMSAT CORP


Underwriters
Citigroup, CSFB, DBSI, Lehman Brothers,
Merrill Lynch, Bear Stearns, BNP Paribas,
Goldman Sachs, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
INTEL 9% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2006


Total amount of offering sold to QIBs
575,000,000


Total amount of any concurrent public offering
0


Total
575,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
9.00%


Benchmark vs Spread (basis points)
387 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
425,000
 $                   425,000
0.07%



DWS Balanced VIP
Chicago
140,000
 $                   140,000
0.02%



DWS High Income Fund
Chicago
5,640,000
 $
5,640,000
0.98%



DWS High Income Trust
Chicago
645,000
 $                   645,000
0.11%



DWS High Income VIP
Chicago
950,000
 $                   950,000
0.17%



DWS Multi Market Income Trust
Chicago
325,000
 $                   325,000
0.06%



DWS Strategic Income Fund
Chicago
290,000
 $                   290,000
0.05%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
85,000
 $                     85,000
0.01%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
40,000
 $                     40,000
0.01%



DWS High Income Plus Fund
New York
1,030,000
 $
1,030,000
0.18%



DWS Short Duration Plus Fund
New York
50,000
 $                     50,000
0.01%



Total

9,705,000
 $
9,705,000
1.69%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
656569AE0


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB,
DBSI, RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT 10.125% 7/15/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.13%


Benchmark vs Spread (basis points)
492 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
430,000
 $                   430,000
0.08%



DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%



DWS High Income Fund
Chicago
5,620,000
 $
5,620,000
1.02%



DWS High Income Trust
Chicago
645,000
 $                   645,000
0.12%



DWS High Income VIP
Chicago
925,000
 $                   925,000
0.17%



DWS Multi Market Income Trust
Chicago
315,000
 $                   315,000
0.06%



DWS Strategic Income Fund
Chicago
320,000
 $                   320,000
0.06%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
35,000
 $                     35,000
0.01%



DWS High Income Plus Fund
New York
1,030,000
 $
1,030,000
0.19%



DWS Short Duration Plus Fund
New York
55,000
 $                     55,000
0.01%



Total

9,700,000
 $
9,700,000
1.76%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
656569AB6


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB,
DBSI, RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT 10.75% 7/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.75%


Benchmark vs Spread (basis points)
553 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
320,000
 $                   320,000
0.07%



DWS Balanced VIP
Chicago
110,000
 $                   110,000
0.02%



DWS High Income Fund
Chicago
4,215,000
 $
4,215,000
0.94%



DWS High Income Trust
Chicago
485,000
 $                   485,000
0.11%



DWS High Income VIP
Chicago
695,000
 $                   695,000
0.15%



DWS Multi Market Income Trust
Chicago
235,000
 $                   235,000
0.05%



DWS Strategic Income Fund
Chicago
240,000
 $                   240,000
0.05%



DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
25,000
 $                     25,000
0.01%



DWS High Income Plus Fund
New York
770,000
 $                   770,000
0.17%



DWS Short Duration Plus Fund
New York
40,000
 $                     40,000
0.01%



Total

7,275,000
 $
7,275,000
1.62%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
656569AH3


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB,
DBSI, RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT FRN 7/15/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
9.73%


Benchmark vs Spread (basis points)
425 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
860,000
 $                   860,000
0.09%



DWS Balanced VIP
Chicago
290,000
 $                   290,000
0.03%



DWS High Income Fund
Chicago
11,230,000
 $
11,230,000
1.12%



DWS High Income Trust
Chicago
1,285,000
 $
1,285,000
0.13%



DWS High Income VIP
Chicago
1,790,000
 $
1,790,000
0.18%



DWS Multi Market Income Trust
Chicago
635,000
 $                   635,000
0.06%



DWS Strategic Income Fund
Chicago
660,000
 $                   660,000
0.07%



DWS Strategic Income Trust
Chicago
150,000
 $                   150,000
0.02%



DWS Strategic Income VIP
Chicago
200,000
 $                   200,000
0.02%



New York Funds







DWS Bond VIP
New York
20,000
 $                     20,000
0.00%



DWS Core Plus Income Fund
New York
80,000
 $                     80,000
0.01%



DWS High Income Plus Fund
New York
2,080,000
 $
2,080,000
0.21%



DWS Short Duration Plus Fund
New York
120,000
 $                   120,000
0.01%



Total

19,400,000
 $
19,400,000
1.94%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
045054AA1


Issuer
ASHTEAD CAPITAL INC


Underwriters
Citigroup, DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
AHTLN 9% 8/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/1/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B


Current yield
9.00%


Benchmark vs Spread (basis points)
401 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $                   215,000
0.04%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
2,765,000
 $
2,765,000
0.50%



DWS High Income Trust
Chicago
325,000
 $                   325,000
0.06%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%



DWS Multi Market Income Trust
Chicago
160,000
 $                   160,000
0.03%



DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.03%



DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
15,000
 $                     15,000
0.00%



DWS High Income Plus Fund
New York
515,000
 $                   515,000
0.09%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%



Total

4,845,000
4,845,000
0.88%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
202795HN3


Issuer
COMMONWEALTH EDISON CO


Underwriters
Citigroup, CSFB, Wachovia Securities, DBSI,
Dresdner Kleinwort, LaSalle Bank


Years of continuous operation, including predecessors
> 3 years


Security
EXC 5.95% 8/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/21/2006


Total amount of offering sold to QIBs
415,000,000


Total amount of any concurrent public offering
0


Total
415,000,000


Public offering price
99.86


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa2/BBB


Current yield
5.96%


Benchmark vs Spread (basis points)
113 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
600,000
 $                   599,172
0.14%



DWS Balanced VIP
Chicago
1,900,000
 $
1,897,378
0.46%



Total

2,500,000
2,496,550
0.60%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
032511AX5


Issuer
ANADARKO PETROLEUM CORP


Underwriters
Citigroup, CSFB, Goldman Sachs, UBS, BoA,
BMO Capital Markets, BNP Paribas, DBSI,
Greenwich Capital Markets, LaSalle Bank NA,
Mitsubishi UFJ, Morgan Stanley, Wachovia,
Calyon, DnB NOR Markets, Scotia Capital, SG
Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
APC 5.95% 9/15/2016


Is the affiliate a manager or co-manager of offering?
Sr Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/14/2006


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.58


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa2/BBB-


Current yield
5.98%


Benchmark vs Spread (basis points)
125 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
4,245,000
 $
4,227,044
0.24%



DWS Balanced VIP
Chicago
1,415,000
 $
1,409,015
0.08%



Total

5,660,000
 $
5,636,058
0.32%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
552078AW7


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia Capital,
Societe Generale, UBS, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8% 9.15.2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
875,000,000


Total amount of any concurrent public offering
0


Total
875,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.00%


Benchmark vs Spread (basis points)
322 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%



DWS High Income Fund
Chicago
1,120,000
 $
1,120,000
0.13%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.01%



DWS High Income VIP
Chicago
195,000
 $                   195,000
0.02%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
80,000
 $                     80,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
25,000
 $                     25,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
220,000
 $                   220,000
0.03%



DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%



Total

2,000,000
 $
2,000,000
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
552078AX5


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia Capital,
Societe Generale, UBS, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8.25% 9.15.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.25%


Benchmark vs Spread (basis points)
347 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
135,000
 $                   135,000
0.02%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,685,000
 $
1,685,000
0.19%



DWS High Income Trust
Chicago
200,000
 $                   200,000
0.02%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.03%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income Fund
Chicago
115,000
 $                   115,000
0.01%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%



DWS Strategic Income VIP
Chicago
35,000
 $                     35,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
330,000
 $                   330,000
0.04%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.00%



Total

3,000,000
 $
3,000,000
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


CUSIP
20825VAB8


Issuer
CONOCOPHILLIPS


Underwriters
BoA, DBSI, UBS, Barclays Capital, Merrill
Lynch, ABN Amro, BNP Paribas, Calyon
Securities, Daiwa Securities, DnB NOR ASA,
Greenwich Capital Markets, HSBC Securities,
ING Financial Markets, Mitsubishi UFJ
Securities, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
COP 5.95% 10/15/2036


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/10/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A1/A-


Current yield
5.97%


Benchmark vs Spread (basis points)
108 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
937,000
 $                   934,526
0.19%



DWS Balanced VIP
Chicago
313,000
 $                   312,174
0.06%



Total

1,250,000
 $
1,246,700
0.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


CUSIP
29273RAF6


Issuer
ENERGY TRANSFER PARTNERS


Underwriters
BoA, CSFB, Wachovia Securities, DBSI, RBS
Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
ETP 6.625% 10/15/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/18/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.44


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa3/BBB-


Current yield
6.66%


Benchmark vs Spread (basis points)
178 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
1,750,000
 $
1,740,113
0.44%



DWS Balanced VIP
Chicago
583,000
 $                   579,706
0.15%



Total

2,333,000
 $
2,319,819
0.58%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.